P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 1 Review of Second Quarter F’15 Results Matt Mannelly, CEO & President Ron Lombardi, CFO November 6, 2014

Safe Harbor Disclosure

This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s product introductions, investments in brand building, debt reduction, integration of the Insight acquisition, consumption growth and market position of the Company’s brands, M&A market activity, and the Company’s future financial performance. Words such as “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new products, the severity of the cold and flu season, general economic and business conditions, competitive pressures, the effectiveness of the Company’s brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise.

PrestigeBrands   PRESTIGE BRANDS Second Quarter F’15 Results   2

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 3 Agenda for Today’s Discussion I. Second Quarter FY2015: Performance Highlights II. Second Quarter FY2015: Financial Overview III. FY2015 Outlook and the Road Ahead

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 4 I. Second Quarter FY2015: Performance Highlights

Q2 Performance Highlights:
Strong Performance in A Challenging Retail Environment

- Q2 consolidated **Total Revenue** of **$181.3** million, up **8.6%** versus the prior year corresponding quarter
  - **1.0% growth** excluding the impact of the recently closed Insight Pharmaceuticals acquisition
- **Adjusted E.P.S**. of **$0.50**[(1)], up **6.4%** versus the prior year corresponding quarter
- Strong **Adjusted Free Cash Flow of $36.5**[(1)] million, up **14.7%** versus the prior year corresponding quarter
- **Core OTC consumption growth** of **4.9%** (excluding products impacted by pediatric and GI category dynamics)
- Continued investment in **brand building efforts**
  - New advertising campaigns
  - Goody's sports marketing partnerships
  - New products, digital marketing and promotions across brands
- **Closed** acquisition of **Insight Pharmaceuticals** in September. **Integration well underway**
- **On track** to continue to deliver **strong financial performance in FY2015**
  - Full year sales growth +15% – 18%
  - Adjusted E.P.S $1.75 – $1.85[(1)]
  - Adjusted Free Cash Flow of approximately $150 million[(1)]

Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'15 Results 5

Building Prestige's Portfolio: A Platform for Value Creation

Focus on Brand Building

- Focus on long-term growth of Core OTC brands
- Invest behind brand building efforts that result in market share gains
- Manage through challenging retail environment

Create a Diversified OTC Portfolio

- Build and add to strategic category platforms and geographies
- Effectively execute and integrate acquisitions
- Access a larger pool of prospective M&A candidates

Leverage Our Financial Model to Build the Portfolio

- Efficient operating model
- Strong margin profile and consistent cash flow conversion
- Provides capacity for additional, accretive acquisitions

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 6

Our Marketing Model at Work:
Sports Marketing Events & Partnerships "Drive" Goody's Sales

Goody's

Goody's Headache Relief Shot 500


MARTINSVILLE SPEEDWAY


Goody's
HEADACHE RELIEF SHOT
500
MARTINSVILLE SPEEDWAY


Goody's
HEADACHE
RELIEF SHOT
TICKETS

Victory on the Track and at Retail




FAST PAIN RELIEF
Goody's
EXTRA STRENGTH
ACETAMINOPHEN • ASPIRIN (NSAID) /
CAFFEINE
50 HEADACHE POWDERS


Goody's
88

Dale Will Drive the Goody's Car #88 in Texas next year and promote "speed"

Consumption +2x Category Growth in L-12 Weeks

Source: IRI MULO + C-Store, L12-week period ending October 5, 2014.
Note: Data reflects retail dollar sales.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 7

Our Marketing Model at Work:
New Flavors & Launch Tour Sweeten Consumption

New Product Extension

- Consumer research drives new flavor selections and zeros in on taste preferences of key target audience to grow franchise
- Watermelon, Blue Raspberry and Sugar-Free Black Cherry on shelf mid-September
- Launch plan focuses on high profile music events in cities across America to drive sampling, raise awareness, and engage the brand's demographic


New!
LUDEN'S
Watermelon
New!
LUDEN'S
Blue Raspberry
New!
Soothes Your Throat Tastes Great!
SUGAR FREE!
LUDEN'S
Black Cherry

Innovative Sampling Efforts



Bumbershoot Music Festival


LUDEN'S

Boston Calling Music Festival

Consumption +7.6% Since Launch; +2.8x Category Growth

Source: IRI MULO + C-Store, L4-week period ending October 5, 2014.
Note: Data reflects retail dollar sales.

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'15 Results 8

Our Marketing Model at Work:
Doctor's Digital Commerce Journey

The Doctor's

Find Her:

Google amazon bing



Deliver the Message:



Doctor's
PROTECT YOUR SMILE FROM TEETH GRINDING
SHOP NOW
amazon
Average Amazon.com Customer Review
THE BEST night guard
I have tried many, but this one is the most comfortable of them all.

Send her to Amazon, or to new website:





Send her to Amazon, or to new website:

BUY ONLINE | $5 coupon.

FIND A STORE NEAR YOU:

OR, If She Leaves… Follow Her!

Serve her an ad while she's on other sites

Bring Her Back to Amazon or to Doctor's Website:

BUY ONLINE | $5 coupon.

FIND A STORE NEAR YOU:

Digital E-Commerce Drives Brand Growth +6.6% in Q2

Source: IRI MULO + C-Store, L12-week period ending October 5, 2014.
Note: Data reflects retail dollar sales.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 9

Our Marketing Model at Work:
Partnering With Retailers on Portfolio Promotions

Eyes & Ear


Clear eyes
MAXIMUM
ITCHY EYE RELIEF
Debrox
Earwax Removal Aid

Dermatologicals


WARTNER
Compound W
Freeze Off
WARTNER

Digestives


Tagamet
Fiber Choice
Dramamine
beano

Trade activation programs leverage scale within categories by partnering core brands with loyalty brands to increase consumer shopping basket

Partnering with Retailers Across the Portfolio

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'15 Results 10

Continued Improvement in Retail Consumption Performance Has Contributed to Sustained Market Share Gains

Core OTC Consumption Growth



2.5%
4.9%
1.0%
(1.8%)
Q1
Q2
FY'15
Excluding Cough/Cold Competitive Returns / GI Category Dynamics(1)

Core OTC Market Share[1]



10.6%
10.9%
Q1
Q2
FY'15

Consumption Growth Accelerating

Brand Building Leading to Share Gains

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Data reflects retail dollar sales percentage growth versus prior period.

(1) Excludes PediaCare, Little Remedies, Beano and Insight Pharmaceuticals.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 11

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 1 2 Consumption Consistently Outpacing Shipments as Retailers Reduce Inventory Notes: (1) Core OTC Brands; Excludes PediaCare, Little Remedies, Beano and Insight Pharmaceuticals. (2) Company estimate. 6.8% 3.4% 6.2% 3.2% Q3 Q4 Q1 Q2 Core OTC Consump. vs. Rev. Growth(1) G rowt h D if fe ren ce FY’14 (1.7%) (0.7%) 2.5% 4.9% (8.5%) (4.1%) (3.7%) 1.8% FY’15 Total Revenue Growth Consumption Growth Consumption Consistently Outpacing Shipments 39 39 35 32 34 Inventory at Trade (MM of Units)(1)(2) Retailers Maintaining Low Inventory Level FY’14 FY’15 +6.8% +3.4% +6.2% +3.2% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q2 (12%) Y/Y

Integration of Insight Pharmaceuticals on Track

insight Pharmaceuticals

Systems / Back-Office	▪ IT systems and processes transferred ▪ Personnel and offices transitioned	Expect to Complete by End of Q3
Regulatory / Quality Assurance	▪ Regulatory and quality functions integrated	
Sales & Distribution	▪ Go-to-market strategy in-place and selling organization integrated	
Supply Chain	▪ Optimizing common supplier network ▪ Identifying and capturing cost savings potential	On-Going 12-24 Months
Brand Building	▪ Marketing strategy formation underway ▪ Brand plans and new product / innovation pipeline being developed	

PrestigeBrands

PRESTIGE BRANDS Second Quarter F'15 Results 13

The Combined Prestige Portfolio

Analgesics
- BC
- Goody's
- Ecotrin
- Stanback
- Percogesic
- New Brand: Anacin

Women's Health
- New Brand: Monistat
- New Brand: ept
- New Brand: Vitron-C
- New Brand: Uristat

GI
- beano
- Dramamine
- Fiber Choice
- Gaviscon
- Tagamet

Cough & Cold
- Little Remedies
- Chloraseptic
- Pedia Care
- Luden's
- chapet
- New Brand: Sucrets

Eye & Ear Care
- Clear eyes
- Debrox
- Murine
- New Brand: Stye
- New Brand: Auro

Oral Care
- The Doctor's
- Efferdent
- Effergrip
- Gly-Oxide

Skin Care
- Compound W
- new-skin
- Dermoplast
- New Brand: Nix

Sleep Aids
- Sominex
- Sleep-eze
- Nytol

Household Cleaning
- Comet
- Spic Span
- Chore Boy
- Cinch

Care Pharmaceuticals
- FESS
- fess Little Noses
- New Brand: Hydralyte
- Little Coughs
- Little Eyes
- Murine

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'15 Results 14

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 1 5 Portfolio Anchored in Multiple Category Platforms of Scale $175 0% 20% 40% 60% 80% 100% $175 $200 $100 $140 $90 $70 ~$10 Women’s Health Cough Cold Analgesics Derm. Eye & Ear Oral Care Sleep Aids Other Insight Other Insight ~$50 Other Prestige PL Other Prestige GI Other Other Prestige Recent Acquisitions North America Australasia Oral Hydration Cough Cold ~$1BN Dollar values in millions Source: North America – IRI MULO + C-Store, L52-week period ending October 5, 2014. Note: Data reflects retail dollar sales.

Acquisitions Have Strengthened Our OTC Platform

	FY2010		FY2015
Category Breadth[(1)]	Oral Care Cough & Cold Derm. Eye & Ear	+3.5x	Oral Care Women's Health Derm. Cough & Cold GI Eye & Ear Analgesics
International Expansion[(1)]	 ~$35MM / ~10%	+3.1x	~$110MM / ~15% 
Brand Scale (Top 4 Brands)[(2)]	Avg.: $38MM Clear eyes Chloraseptic Compound W Doctor's	+3.0x	Avg.: $113MM BC Goody's MONISTAT Clear eyes Chloraseptic
Channel Diversity	Food, Drug, Mass	Expanded	Food, Drug, Mass, Convenience, Club and Dollar

Dollar values in millions
(1) Based on company estimates.
(2) IRI MULO + C-Store data, reflects retail dollar sales.

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'15 Results 16

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 1 7 The Power of the Platform: Expanding Set of M&A Candidates Category Breadth International Expansion Brand Scale Channel Diversity Expanded M&A Pool Across Categories, Geographies, Channels and Consumer Choices

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 1 8 II. Second Quarter FY2015: Financial Overview

Selected Observations on Second Quarter Performance

- **Solid overall financial performance** in the quarter **consistent with expectations**
  - Total Revenue growth of 8.6% based on increasingly diversified portfolio and impact of Insight
  - Adjusted EPS of $0.50[1] up 6.4% versus the prior year corresponding quarter
  - Strong adjusted free cash flow of $36.5[1] million, up 14.7% versus the prior year corresponding quarter
- **On track** to achieve full year outlook



Q2 FY'14
Q2 FY'15
8.6%
$166.9
$181.3
Total Revenue
8.8%
$58.1
$63.2
Adjusted EBITDA (1)
6.4%
$0.47
$0.50
Adjusted EPS (1)
14.7%
$31.8
$36.5
Adjusted Free Cash Flow (1)

Dollar values in millions, except per share data

Notes:

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 19

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 2 0 Three Months Ended Six Months Ended Sep '14 Sep '13 % Chg Sep '14 Sep '13 % Chg Total Revenue 181.3$ 166.9$ 8.6% 327.0$ 309.5$ 5.7% Adj. Gross Margin(1) 103.3 94.2 9.7% 185.3 177.3 4.5% % Margin 57.0% 56.4% 56.7% 57.3% A&P 25.0 24.5 2.0% 44.1 43.2 2.1% % Total Revenue 13.8% 14.7% 13.5% 14.0% Adj. G&A (1) 15.0 11.5 30.5% 26.9 22.7 18.7% % Total Revenue 8.3% 6.9% 8.2% 7.3% Adjusted EBITDA (1) 63.2$ 58.1$ 8.8% 114.3$ 111.4$ 2.6% % Margin 34.9% 34.8% 34.9% 36.0% Adjusted Net Income (1) 26.4$ 24.6$ 7.0% 47.9$ 45.7$ 4.7% Adjusted Earnings Per Share(1) 0.50$ 0.47$ 6.4% 0.91$ 0.88$ 3.4% FY’15 Second Quarter and YTD Consolidated Financial Summary Dollar values in millions Notes: (1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section.  Q2 Total Revenue growth of +8.6%; 1.0% growth excluding the impact of the recently closed Insight Pharmaceuticals acquisition  Q2 Adjusted Gross Margin expansion of ~60 bps versus the prior year corresponding quarter  Q2 Adjusted EBITDA margin consistent at 34.9%  Adjusted EPS growth of 6.4% versus the prior year corresponding quarter

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 2 1 3 Months Ended 3 Months Ended 6 Months Ended 6 Months Ended Q2 FY'15 Q2 FY'14 Q2 FY'15 Q2 FY'14 Net Income EPS Net Income EPS Net Income EPS Net Income EPS As Reported 16.5$ 0.31$ 32.8$ 0.63$ 33.2$ 0.63$ 53.5$ 1.03$ Adjustments: Inventory Step-Up & Other Costs of Sales 0.8 0.01 1.0 0.02 0.9 0.01 1.0 0.02 Legal, Professional & Transaction Fees 8.1 0.15 0.1 - 12.8 0.25 0.7 0.01 Acquisition Integration & Transition Costs 4.0 0.09 - - 4.4 0.09 - - Tax Impact of Adjustments (2.9) (0.06) (0.1) (0.01) (3.5) (0.07) (0.4) (0.01) Impact of State Tax Adjustments - - (9.1) (0.17) - - (9.1) (0.17) Total Adjustments 9.9 0.19 (8.1) (0.16) 14.7 0.28 (7.8) (0.15) Adjusted 26.4$ 0.50$ 24.6$ 0.47$ 47.9$ 0.91$ 45.7$ 0.88$ Net Income and E.P.S. Reconciliation Dollar values in millions, except per share data Note: These Non-GAAP financial measures are reconciled to their reported GAAP amounts in our Earnings Release in the “About Non-GAAP Financial Measures” section. Q2 FY’15 YTD FY’15

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 2 2 Q2 FY'15 Q2 FY'14 YTD FY'15 YTD FY'14 Net Income - As Reported 16.5$ 32.8$ 33.2$ 53.5$ Depreciation & Amortization 3.9 3.3 6.8 6.6 Other Non-Cash Operating Items 8.0 0.4 18.0 9.6 Working Capital (1.0) (3.7) (1.0) (14.1) Operating Cash Flow(1) 27.4$ 32.8$ 57.1$ 55.6$ Additions to Property and Equipment (0.9) (1.0) (1.4) (2.3) Integration, Transition and Other Payments Associated with Acquisitions 10.0 - 12.4 - Adjusted Free Cash Flow(3) 36.5$ 31.8$ 68.1$ 53.3$ Debt Profile & Financial Compliance:  Total Net Debt at 9/30/14 of $1,677 million comprised of: – Cash on hand of $22 million – $1,048 million of term loan and revolver – $650 million of bonds  Leverage ratio(2) of ~5.6x Strong Free Cash Flow Generation Dollar values in millions Notes: (1) Operating cash flow is equal to GAAP net cash provided by operating activities. (2) Leverage ratio reflects net debt / covenant defined EBITDA. (3) Adjusted Free Cash Flow is a Non-GAAP financial measure and is reconciled to GAAP net cash provided by operating activities in our earnings release in the “About Non-GAAP Financial Measure” section. Cash Flow Comments

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 2 3 III. FY2015 Outlook and the Road Ahead

Strategic Approach Continues to Create Shareholder Value

Second Half of Year

- Improved Core OTC consumption trends leading to market share gains
- Challenging retail environment continues to impact retailer inventory
- Power of the portfolio provides favorable long term outlook

Brand Building in Focus

- Continued new product introductions
- Investment in brand building communication vehicles
  - Typical 2nd half A&P increase
  - Promotional spending
- Ongoing evolution of marketing vehicles (sports marketing, digital)

Insight Integration

- Seasoned Integration Team and core competency
  - Infrastructure largely in place by Q3
  - Brand building in progress–consumer learning, advertising, health care professionals
- Stabilizing the business underway (supply and demand)
- Marketing learning and foundation in FY'15 leads to investment in FY'16

Prolific M&A Outlook

- Remain aggressive and disciplined
- Effectively integrate Hydralyte and insight Pharmaceuticals acquisitions
- Capitalize on OTC consolidation and major company announcements (Novartis, GSK GlaxoSmithKline, Bayer)

Confident in Full FY2015 Year Outlook

Full year revenue growth	+15% – 18%
Adjusted E.P.S	$1.75 – $1.85[1]
Adjusted Free Cash Flow of approximately	$150 million[1]

Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'15 Results 24

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 5 R e s u l t s 2 5